UNITED  STATES
SECURITIES  AND  EXCHANGE  COMMISSION
WASHINGTON,  D.C.  20549
___________________________

FORM  8-K

CURRENT  REPORT
PURSUANT  TO  SECTION  13  OR  15(D)  OF  THE
SECURITIES  EXCHANGE  ACT  OF  1934

DATE  OF  REPORT:  MARCH  15,  1999

ALLTRISTA  CORPORATION

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
            INDIANA              0-21052                 35-1828377
   ----------------------  ----------------------  -------------------------
   State of Incorporation  Commission File Number  IRS Identification Number
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                5875 CASTLE CREEK PARKWAY, NORTH DRIVE, SUITE 440
                             INDIANAPOLIS, IN 46250

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (317) 577-5000
      _____________________________________________________________________


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ITEM  5.  OTHER  EVENTS.

     Alltrista Corporation ("Alltrista") announced on March 15, 1999 that it had entered into a definitive agreement to acquire substantially all of the assets of Triangle Plastics, Inc. and of its subsidiary, TriEnda Corporation.

     The definitive agreement provides for a purchase price payment by Alltrista of $148.0 million. The seller will retain substantially all of its existing indebtedness.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (c)     Exhibit  99     Press  release  dated  March  15,  1999.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          ALLTRISTA  CORPORATION
          (Registrant)




     By:  /s/ Thomas B. Clark
          Thomas  B.  Clark
          President  and  Chief  Executive  Officer
          March  16,  1999



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
                              ALLTRISTA CORPORATION
                                    FORM 8-K
                                  EXHIBIT INDEX



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

Exhibit  Description                         Page
-------  ----------------------------------  ----
Ex 99    Press Release dated March 15, 1999     5

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